SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 15, 2002




                            PORTLAND BREWING COMPANY
                         -------------------------------
             (Exact name of registrant as specified in its charter)



                                     Oregon
                        --------------------------------
                 (State or other jurisdiction of incorporation)


               0-25836                                 93-0865997
  -----------------------------                 -----------------------
    (Commission File Number)                (IRS Employer Identification Number)


         2730 NW 31st Avenue, Portland, Oregon                 97210
      --------------------------------------------          -----------
        (Address of Principal Executive Offices)             (Zip Code)


                                 (503) 226-7623
             ------------------------------------------------------
              (Registrant's telephone number, including area code)

          Item 7.  Financial Statements and Exhibits.

          (c) Exhibits.

                  99.1  Certification of Frederick Bowman.
                  99.2  Certification of Jerome Chicvara.

          Item 9.  Regulation FD Disclosure.

          The Certifications of Frederick Bowman and Jerome Chicvara required by
          Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibits
          99.1 and 99.2, respectively.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PORTLAND BREWING COMPANY
                                            (Registrant)


Date:  August 15, 2002                      By: /s/ Frederick Bowman
                                                --------------------------------
                                                 Frederick Bowman
                                                 President